                                                                    Exhibit 10.2


                                PROMISSORY NOTE

$1,500,000.00                                    Chapel Hill, North Carolina
                                                               February 21, 2001

         FOR VALUE RECEIVED, the undersigned, ROADHOUSE GRILL, INC., A FLORIDA CORPORATION (the "Maker"), hereby promises to pay to the order of COLORADO BOXED BEEF CO., A FLORIDA CORPORATION (the "Holder"), at 302 Progress Road, Auburndale Industrial Park, Auburndale, FL 33823, or at such other location as the Holder may designate in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), together with interest thereon at the rate of nine and one-half percent (9 1/2%) per annum.

         ALL PRINCIPAL AND INTEREST ON THIS NOTE IS PAYABLE NOT LATER THAN TWENTY-ONE (21) DAYS AFTER MAKER HAS REACHED AN AGREEMENT TO REPLACE HOLDER AS MAKER'S FOOD DISTRIBUTOR OUTSIDE THE STATE FLORIDA AND SUCH DISTRIBUTION HAS COMMENCED, BUT IN NO EVENT LATER THAN APRIL 30, 2001, AT WHICH TIME, ALL PRINCIPAL AND INTEREST SHALL BE DUE WITHOUT FURTHER DEMAND OR NOTICE.

         All sums payable hereunder shall be payable in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment.

         Maker shall have the right to prepay this Note, in whole or in part, at any time without penalty. All prepaid sums shall be applied first to outstanding interest, then to principal.

         The happening of any of the following events shall constitute a default hereunder:

                  (a) The failure of the undersigned to pay this Note when due;
         or

                  (b) The filing of any petition under the Bankruptcy Act, or any similar federal or state statutes, by or against the undersigned; or

                  (c) An application for the appointment of a receiver for, and the making of a general assignment for the benefit of creditors by, or the insolvency of the undersigned; or

                  (d) Any default by Maker with respect to that Promissory Note dated as of the date hereof in the original principal amount of $4,402,144.12 (the "Second Note") executed and delivered by Maker to Holder and/or the Forbearance Agreement between Maker and Holder dated as of the date hereof; or

                  (e) Any default by Maker pursuant to that Specialty Distribution Agreement dated February 21, 2001, between Maker and Holder, as amended.

         If a default occurs hereunder, then the entire principal sum and accrued interest shall, at the option of the Holder, become at once due and payable without notice; and said principal sum and accrued interest shall bear interest from such date at the rate of fifteen percent (15%) per annum until fully paid and through judgment, if any, thereon. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Time is of the essence of this Note and, in case this Note is collected by law or through an attorney-at-law, or under advice therefrom, the Maker agrees to pay all costs of collection, including, without limitation, reasonable attorneys' fees, which fees are deemed to include, without limitation, all fees incurred in all matters of collection, negotiation, enforcement, construction and interpretation, protection of the security hereof, and the enforcement of performance of any other agreements contained in this Note or any instrument securing this Note, before, during and after trial proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings, or creditors' reorganization proceedings or similar proceedings.

         Each person or entity now or at any time hereafter liable, whether as maker, endorser or guarantor, and whether primarily or secondarily liable for the payment of the indebtedness hereby evidenced, for himself, herself and/or itself, and their respective heirs, legal representatives, successors and/or assigns, does hereby expressly waive any presentment, demand for payment, notice of dishonor, set-off, counterclaim, protest, notice of non-payment or protest, diligence and collection, and does hereby consent that the time for all payments, and any part thereof, may be extended, rearranged, renewed or postponed without the consent of any guarantor, and further consents that any collateral security, or any part thereof, may be released, exchanged, added to or substituted for without in any manner modifying, altering, releasing, affecting or limiting their respective liability hereunder.

         This Note shall be construed and enforced according to the laws of the State of Florida (without regard to principles of conflict of law or choice of law).

Signed in the presence of:                MAKER:
                                          ROADHOUSE GRILL, INC., a Florida
                                          corporation

/s/ Kerry M. Wilson                       By: /s/ Martin J. Bernholz, Secretary
---------------------------------             ---------------------------------
Witness


/s/ Robert L. Chapman, III
---------------------------------
Witness

                                   AFFIDAVIT


STATE OF NORTH CAROLINA
COUNTY OF ORANGE

         BEFORE ME, the undersigned, a notary public in and for the county and state set forth above, personally appeared MARTIN BERNHOLZ, the Secretary of Roadhouse Grill, Inc., a Florida corporation ("Borrower"), who, being by me first duly sworn, states as follows:

         1. The Borrower executed and delivered a certain Promissory Note (the "First Note") of even date herewith, in the principal amount of $1,500,000.00, in favor of Colorado Boxed Beef Co. ("CBBC"), in Orange County, North Carolina, and executed a second Promissory Note (the "Second Note") of even date herewith, in the principal amount of $4,402,144.12, in favor of CBBC in Orange County, North Carolina.

         2. The Borrower has this date delivered the First Note and Second Note directly to Kerry M. Wilson, as agent for CBBC, in Orange County, North Carolina.

         DATED this 21st day of February, 2001.

                                           /s/ Martin Bernholz
                                           -------------------------------------
                                           MARTIN BERNHOLZ, Secretary

         SWORN TO AND SUBSCRIBED BEFORE me this 21st day of February, 2001, by MARTIN BERNHOLZ, WHO IS PERSONALLY KNOWN TO ME or produced ____________________ ____________________ as identification.


[SEAL]

                                       /s/ Helen M. Schutte
                                       -----------------------------------------
                                                   NOTARY PUBLIC

                                           My Commission Expires: 10/24/2005

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


         BEFORE ME, the undersigned, a notary public in and for the county and state set forth above, personally appeared KERRY M. WILSON, as agent for Colorado Boxed Beef Co., a Florida corporation, who, being by me first duly sworn, states as follows:

         1. That Affiant is a duly authorized agent of Colorado Boxed Beef Co. ("CBBC"), and is authorized to accept delivery of that certain Promissory Note (the "First Note") in the principal amount of $1,500,000.00, made by Roadhouse Grill, Inc., a Florida corporation, in Orange County, North Carolina, and that certain Promissory Note (the "Second Note") in the principal amount of $4,402,144.12, made by Roadhouse Grill, Inc., in Orange County, North Carolina.

         2. That Affiant has this date received delivery of the First Note and Second Note in Orange County, North Carolina, from Borrower.

DATED this 21st day of February, 2001.




                                             /s/ Kerry M. Wilson
                                             -----------------------------------
                                             KERRY M. WILSON

         SWORN TO AND SUBSCRIBED before me this 21st day of February, 2001, by KERRY M. WILSON, who is personally known to me or produced Florida ID #W425-513-543490 as identification.


[SEAL]

                                             /s/ Helen M. Schutte
                                             -----------------------------------
                                                     NOTARY PUBLIC

                                              My Commission Expires: 10/24/2005

                                PROMISSORY NOTE

$4,402,144.12

Chapel Hill, North Carolina                                    February 21, 2001

         FOR VALUE RECEIVED, the undersigned, ROADHOUSE GRILL, INC., A FLORIDA CORPORATION (the "Maker"), hereby promises to pay to the order of COLORADO BOXED BEEF CO., A FLORIDA CORPORATION (the "Holder"), at 302 Progress Road, Auburndale Industrial Park, Auburndale, FL 33823, or at such other location as the Holder may designate in writing, the principal sum of FOUR MILLION FOUR HUNDRED TWO THOUSAND ONE HUNDRED FORTY-FOUR AND 12/100 DOLLARS ($4,402,144.12), together with interest thereon at the rate of nine and one-half percent (9 1/2%) per annum.

         THIS NOTE IS PAYABLE UPON THE DEMAND OF HOLDER, BUT IN NO EVENT EARLIER THAN ONE HUNDRED EIGHTY (180) DAYS FROM THE DATE HEREOF.

         All sums payable hereunder shall be payable in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment. Demand for payment of this Note shall be in writing and shall be deemed to have been delivered one (1) day after the date of facsimile transmission or three (3) days after being mailed, postage prepaid, certified mail, return receipt requested, or on the date personally delivered to Maker at 2703-A Gateway Drive, Pompano Beach, Florida, 33069, ATTN: Ayman Sabi, CEO,
Fax #954 957-2603.

         Maker shall have the right to prepay this Note, in whole or in part, at any time without penalty. All prepaid sums shall be applied first to outstanding interest, then to principal.

         The happening of any of the following events shall constitute a default hereunder:

                  (a) The failure of the undersigned to pay this Note within five (5) days after its demand; or

                  (b) The filing of any petition under the Bankruptcy Act, or any similar federal or state statutes, by or against the undersigned; or

                  (c) An application for the appointment of a receiver for, and the making of a general assignment for the benefit of creditors by, or the insolvency of the undersigned; or

                  (d) Any default by Maker with respect to that Promissory Note dated as of the date hereof in the original principal amount of $1,500,000.00 (the "First Note") executed and delivered by Maker to Holder and/or the Forbearance Agreement between Maker and Holder dated as of the date hereof; or

                  (e) Any default by Maker pursuant to that Specialty Distribution Agreement dated February 21, 2001, between Maker and Holder, as amended.

         If a default occurs hereunder, then the entire principal sum and accrued interest shall, at the option of the Holder, become at once due and payable without notice, and said principal sum and accrued interest shall bear interest from such date at the rate of fifteen percent (15%) per annum until fully paid and through judgment, if any, thereon. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Time is of the essence of this Note and, in case this Note is collected by law or through an attorney-at-law, or under advice therefrom, the Maker agrees to pay all costs of collection, including, without limitation, reasonable attorneys' fees, which fees are deemed to include, without limitation, all fees incurred in all matters of collection, negotiation, enforcement, construction and interpretation, protection of the security hereof, and the enforcement of performance of any other agreements referred to in this Note or any instrument securing this Note, before, during and after trial proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings, or creditors' reorganization proceedings or similar proceedings.

         Each person or entity now or at any time hereafter liable, whether as maker, endorser or guarantor, and whether primarily or secondarily liable for the payment of the indebtedness hereby evidenced, for himself, herself and/or itself, and their respective heirs, legal representatives, successors and/or assigns, does hereby expressly waive any presentment, demand for payment, notice of dishonor, set-off, counterclaim, protest, notice of non-payment or protest, diligence and collection, and does hereby consent that the time for all payments, and any part thereof, may be extended, rearranged, renewed or postponed without the consent of any guarantor, and further consents that any collateral security, or any part thereof, may be released, exchanged, added to or substituted for without in any manner modifying, altering, releasing, affecting or limiting their respective liability hereunder.

         This Note shall be construed and enforced according to the laws of the State of Florida (without regard to principles of conflict of law or choice of law).

Signed in the presence of:                   MAKER
                                             ROADHOUSE GRILL, INC.,
                                             a Florida corporation



                                             By: /s/ Martin J. Bernholz
                                                 -------------------------------
Witness: /s/ Robert L Chapman, III           Its: Secretary
         -------------------------------

                                   AFFIDAVIT

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

         BEFORE ME, the undersigned, a notary public in and for the county and state set forth above, personally appeared MARTIN BERNHOLZ, the Secretary of Roadhouse Grill, Inc., a Florida corporation ("Borrower"), who, being by me first duly sworn, states as follows:

         1. The Borrower executed and delivered a certain Promissory Note (the "First Note") of even date herewith in the principal amount of $1,500,000.00, in favor of Colorado Boxed Beef Co. ("CBBC"), in Orange County, North Carolina, and executed a second Promissory Note (the "Second Note") of even date herewith, in the principal amount of $4,402,144.12, in favor of CBBC in Orange County, North Carolina.

         2. The Borrower has this date delivered the First Note and Second Note directly to Kerry M. Wilson, as agent for CBBC, in Orange County, North Carolina.

         DATED this 21st day of February, 2001.



                                             /s/ Martin Bernholz
                                             -----------------------------------
                                             MARTIN BERNHOLZ, Secretary



         SWORN TO AND SUBSCRIBED before me this 21st day of February, 2001, by MARTIN BERNHOLZ, WHO IS PERSONALLY KNOWN TO ME or produced _____________________ _________________________ as identification.


[SEAL]



                                             /s/ Helen M. Schutte
                                             -----------------------------------
                                                       NOTARY PUBLIC

                                              My Commission Expires: 10/24/2005


STATE OF NORTH CAROLINA
COUNTY OF ORANGE


         BEFORE ME, the undersigned, a notary public in and for the county and state set forth above, personally appeared KERRY M. WILSON, as agent for Colorado Boxed Beef Co., a Florida corporation, who, being by me first duly sworn, states as follows:

         1. That Affiant is a duly authorized agent of Colorado Boxed Beef Co. ("CBBC"), and is authorized to accept delivery of that certain Promissory Note (the "First Note") in the principal amount of $1,500,000.00, made by Roadhouse Grill, Inc., a Florida corporation, in Orange County, North Carolina, and that certain Promissory Note (the "Second Note") in the principal amount of $4,402,144.12, made by Roadhouse Grill, Inc., in Orange County, North Carolina.

         2. That Affiant has this date received delivery of the First Note and Second Note in Orange County, North Carolina, from Borrower.

         DATED this 21st day of February, 2001.




                                             By: /s/ Kerry M. Wilson
                                                 -------------------------------
                                                 KERRY M. WILSON

         SWORN TO AND SUBSCRIBED before me this 21st day of February, 2001, by KERRY M. WILSON, who is personally known to me or produced, Florida ID# W425513543490, as identification.


[SEAL]

                                             /s/ Helen M. Schutte
                                             -----------------------------------
                                                       NOTARY PUBLIC

                                             My Commission Expires: 10/24/2005

                              FORBEARANCE AGREEMENT

         THIS FORBEARANCE AGREEMENT (the "Agreement") is made and entered into as of this 20th day of February, 2001, by and between COLORADO BOXED BEEF CO., a Florida corporation ("CBBC") and ROADHOUSE GRILL, INC., a Florida corporation ("Roadhouse").

                                    RECITALS

         A. In exchange for fresh meat, seafood, poultry, frozen/fresh dairy and dry grocery products delivered by CBBC to Roadhouse, Roadhouse agreed in the Specialty Distribution Agreement dated February 21, 2000, to pay invoices within 21 days from the date of invoice, which payments are now in arrears. Pursuant to the Specialty Distribution Agreement, Roadhouse currently owes CBBC the sum of $5,902.149.12, which represents unpaid invoices through February 14, 2001 ( the "Past Due Amount"), without offset, set-off, defense or counterclaim, and has breached and is now in default of the Specialty Distribution Agreement.

         B. Roadhouse agrees that it is in default pursuant to the Specialty Distribution Agreement and that CBBC has fully and properly performed all of CBBC's duties and responsibilities. At the request of Roadhouse, CBBC has agreed to continue to provide product (pursuant to the Specialty Distribution Agreement, as modified below) and to forebear the exercise of its remedies at this time, but strictly upon the terms and conditions set forth below.

         C. Contemporaneously herewith, Roadhouse, to evidence its unconditional obligation to pay the Past Due Amount, has executed and delivered to CBBC the two (2) Promissory Notes (the "Notes") discussed below.

         NOW, THEREFORE, for and in consideration of the forbearance terms expressly set forth below, and the mutual covenants and conditions contained herein, the parties agree as follows:

         1. RECITALS. The statements contained in the Recitals set forth above are true and correct and by their reference are made a part of this Agreement.

         2. CONTINUATION OF SERVICES. Despite the default of Roadhouse, CBBC agrees to continue to provide product to Roadhouse pursuant to the Specialty Distribution Agreement, as modified below, but subject strictly to the compliance and performance by Roadhouse of the Specialty Distribution Agreement, as modified below, this Agreement and its timely payment of the Notes. In the event that Roadhouse fully performs all such agreements and fully and timely pays all obligations in accordance with the Notes, CBBC shall forbear in enforcing its remedies at this time. Any default by Roadhouse with respect to the Specialty Distribution Agreement, as modified below, this Agreement and/or either of the Notes shall constitute a default under each and all of those agreements and the Notes and shall terminate CBBC's agreement to forbear, without notice to Roadhouse or any other person, and without any further act by CBBC.

         3. MODIFIED PAYMENTS AND TERMS. The parties agree that all products to be delivered to Roadhouse by CBBC shall hereafter be paid for in advance by Roadhouse, via wire transfer, three (3) times each week. On Monday or the next succeeding business day that is not a bank holiday, Roadhouse shall wire to CBBC funds estimated by CBBC to fully pay for products ordered by Roadhouse for Tuesday and Wednesday of that week. On Wednesday, Roadhouse shall wire to CBBC funds estimated by CBBC to fully pay for products ordered by Roadhouse for Thursday and Friday of that week, and on Friday, Roadhouse shall wire funds estimated by CBBC to fully pay for all products ordered by Roadhouse for delivery on the immediately following weekend and Monday (and Tuesday if Monday is a bank holiday). Any overpayment or underpayment shall be reconciled and rectified by the parties with the next wire transfer. All payments shall be sent by electronic fund transfer to a designated CBBC account. Roadhouse agrees that any failure by CBBC to receive wired funds in advance of shipment will allow, but not require, CBBC to delay or cease shipping products and shall constitute a default hereunder. All payments for invoices not paid within three
(3) days of their due date shall bear interest at the rate of fifteen percent (15%) per annum, computed on a daily basis.

         4. PAYMENT OF ARREARS. Roadhouse acknowledges and agrees that the Past Due Amount is now in arrears, owing and past due (the "Past Due Amount"). Roadhouse waives all defenses, claims, counterclaims, losses, damages, causes of action or suit of any kind or nature whatsoever it may claim or it allegedly has at this time against CBBC, or any of its officers, directors, employees or agents, or in connection with or related, directly or indirectly, known or unknown, to the Past Due Amount. To evidence its unconditional obligation to pay the Past Due Amount, with interest, Roadhouse has contemporaneously herewith executed and delivered to Roadhouse a Promissory Note in the original principal amount of $1,500,000.00, and a Promissory Note in the original principal amount of $4,402,144.12, which Notes are referred to herein as the "Notes." Roadhouse acknowledges and agrees that the Specialty Distribution Agreement and the Notes are valid and binding obligations of Roadhouse and enforceable against Roadhouse in accordance with their terms, except as expressly modified herein.

         Roadhouse agrees that the Past Due Amount, with interest, shall be fully paid in accordance with this Agreement and the Notes. Any payment made by Roadhouse to CBBC on the Past Due Amount shall be specifically identified by Roadhouse in writing to be applied against the Past Due Amount. In the event that the Past Due Amount is not fully paid as specified herein and in the Notes, CBBC's agreement to forebear hereunder shall terminate without notice to Roadhouse or any other person, and without any further act by CBBC. Roadhouse agrees that any default or alleged default by CBBC pursuant to the Speciality Distribution Agreement or this Agreement occurring after the date hereof shall not constitute a defense, set-off or counterclaim in any manner whatsoever with respect to the Past Due Amount. The parties also agree that this Agreement and the Notes shall not in any manner constitute a novation, and the Notes have been executed and delivered only to evidence the unconditional obligation of Roadhouse to pay the Past Due Amount, with interest.

         In addition to the quarterly financial and operating statements to be delivered to CBBC pursuant to the Specialty Distribution Agreement, Roadhouse shall, on Monday of each week, deliver to CBBC a detailed report reflecting its sales for the immediately preceding week and shall immediately notify CBBC of any new loans, equity investments or other cash infusions into Roadhouse.

         5. NEW DISTRIBUTOR. The parties have agreed that Roadhouse is free to seek a new distributor with respect to its locations outside the State of Florida and that CBBC shall reasonably cooperate with such new distributor in connection with a proposed transfer of such distribution business. The parties shall continue to discuss the advisability of transferring the distribution business with respect to Roadhouse locations within Florida; provided, however, that no transfers of distribution, within either Florida or outside of Florida, shall be permitted unless agreed to, in writing, by authorized officers of both parties.

         6. REMEDIES. Time is of the essence. Any failure of Roadhouse to perform its obligations hereunder, or any other obligations or agreements set forth in the Speciality Distribution Agreement and/or the Notes, shall constitute a default, and shall entitle CBBC to immediately exercise all remedies available to CBBC pursuant to this Agreement, the Speciality Distribution Agreement and/or the Notes, and any other remedies available at law or equity. Such remedies shall be cumulative.

         7. BANKRUPTCY. Roadhouse agrees not to file a petition for relief pursuant to the United States Bankruptcy Code at any time during the pendency of the Notes and this Agreement. In the event that a proceeding under Title 11, either voluntary or involuntary, is commenced by or against Roadhouse, prior to the full payment to CBBC of the Notes, Roadhouse acknowledges and agrees that such a filing or filings would be in per se bad faith, and the CBBC shall be entitled to relief from the automatic stay to enforce its rights under this Agreement, the Speciality Distribution Agreement, and the Notes, and that Roadhouse will not oppose or object to any such motion for relief from stay filed by CBBC.

          8. ENTIRE AGREEMENT. This Agreement and the Notes constitute the entire agreement and understanding between the parties hereto with respect to forbearance, and supersedes any and all prior agreements and understandings. This Agreement and the Notes were drafted with the joint participation of the parties hereto and shall be construed neither more strongly against nor in favor of either of them, but, rather, in accordance with the fair meaning hereof. No waiver or amendment to any provision of this Agreement shall be effective unless in writing and signed by authorized officers of the affected parties.

          9. ATTORNEYS' FEES. In the event of any litigation related to the enforcement of this Agreement or the Notes, the prevailing party shall be additionally entitled to recover its reasonable attorneys' fees and court costs, including, without limitation, any such fees or costs related to appellate or bankruptcy proceedings.

          10. PAYMENT, VENUE AND JURISDICTION. Roadhouse agrees that all payments due from Roadhouse have been paid to and shall be due to CBBC at its Auburndale, Florida offices. Roadhouse agrees, that at the option solely of CBBC, any litigation arising under or related to this Agreement, the Speciality Distribution Agreement, or the Security Agreements shall be initiated and maintained in the Circuit Court in and for Polk Country, Florida, and Roadhouse expressly and knowingly waives any objection it may have to the personal or subject matter jurisdiction of said courts or to any objection based upon venue or any inconvenience of said forum.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



                                        ROADHOUSE GRILL, INC.,
                                        a Florida corporation



/s/ Kerry M. Wilson                     By: /s/ Martin J. Bernholz
------------------------------------        ------------------------------------
Witness                                     Name:  Martin J. Bernholz
Print Name: Kerry M. Wilson                 Title: Secretary



/s/ Robert L. Chapman, III
------------------------------------
Witness
Print Name: Robert L. Chapman, III



                                         COLORADO BOXED BEEF CO.,
                                         a Florida Corporation



/s/ Kerry M. Wilson                     By: /s/ Stephen Saterbo
------------------------------------        ------------------------------------
Witness                                     Name:  Stephen Saterbo
Print Name: Kerry M. Wilson                 Title: Vice President



/s/ Patsy L. King
------------------------------------
Witness
Print Name: Patsy L. King


                                       3